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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 29, 2004
                                                 -------------------------------


                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

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
         DELAWARE                                           1-10638                        22-2476135
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(State or other jurisdiction of incorporation)     (Commission File Number)     (IRS Employer Identification No.)
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         ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY          07073
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:       (201) 804-3000
                                                     ---------------------------



Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                OCTOBER 29, 2004



SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 28, 2004, Cambrex Corporation issued a press release announcing its financial results for the third quarter of 2004. The press release is attached to this Form 8-K as Exhibit 99.1. The Press Release and accompanying financial statements include non-GAAP financial information with reconciliation to GAAP measures. Cambrex management believes that the non-GAAP information in the Press Release is an additional meaningful measure of operating performance because it measures the principal operating results from on-going current operations, and this is more comparable to the Company's historical financial results.

         Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

ITEM 2.06         MATERIAL IMPAIRMENT

         In the third quarter of 2004, the Company reconsidered whether the carrying value of the goodwill related to its Baltimore reporting unit (a component of the Biopharma segment) may not be recoverable, due to the lowering of Baltimore's revenue and operating income forecast for the remainder of 2004 and its revised assessment of its long-term profitability versus prior projections. The Company tested for impairment and determined that the carrying value exceeded its fair value, as determined by using a discounted cash flow model. Management retained valuation specialists to assist in the valuation of its tangible and identifiable intangible assets for purposes of determining the implied fair value of goodwill. On October 26, 2004 the Company completed its assessment and recorded a non-cash impairment charge of $48,720 to reduce the carrying value of goodwill in the Baltimore reporting unit.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS


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           (c)    Exhibits

                  (99.1) Press release issued by Cambrex Corporation dated October 28, 2004.

         Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                           CAMBREX CORPORATION


Date:          October 29, 2004             By: /s/ Luke M. Beshar
      ------------------------------           ---------------------------------
                                            Name:    Luke M. Beshar
                                            Title:   Executive Vice President
                                                     Chief Financial Officer